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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 5, 2003
                                                          --------------

                          EDAC TECHNOLOGIES CORPORATION
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             (Exact name of registrant as specified in its charter)

                                    Wisconsin
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                 (State or other jurisdiction or incorporation)

       0-14275                                              39-1515599
------------------------                           -----------------------------
(Commission File Number)                           (I.R.S. Employer I.D. Number)

     1806 New Britain Avenue
          Farmington, CT                                                06032
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(Address of Principal Executive Offices)                             (Zip Code)

                                 (860) 677-2603
              ----------------------------------------------------
              (Registrant's telephone number; including area code)

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Item 4.  Changes in Registrant's Certifying Accountant.

         On August 5, 2003, upon the recommendation of the Audit Committee of EDAC Technologies Corporation (the "Company"), the Board of Directors of the Company decided to change the principal accountants for the Company from Deloitte & Touche LLP ("Deloitte & Touche") to Carlin, Charron & Rosen LLP ("Carlin, Charron & Rosen") for the fiscal year ending January 3, 2004.

         Deloitte & Touche's report on the Company's consolidated financial statements for the fiscal year ended December 28, 2002, did not contain an adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles.

         During the Company's two most recent fiscal years and through August 5, 2003, there were no disagreements with Deloitte & Touche on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which, if not resolved to Deloitte & Touche's satisfaction, would have caused them to make reference to the subject matter of the disagreement in connection with their report on the Company's consolidated financial statements for such year; and there were no reportable events, as listed in Item 304(a)(1)(v) of SEC Regulation S-K.

         The Company provided Deloitte & Touche with a copy of the foregoing disclosures and has requested that Deloitte & Touche furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of such letter, dated August 6, 2003, is attached as Exhibit 16.1 to this Form 8-K.

         The Company engaged Carlin, Charron & Rosen as the Company's principal accountants effective August 5, 2003 for the fiscal year ending January 3, 2004. During the Company's two most recent fiscal years and through August 5, 2003, the Company did not consult Carlin, Charron & Rosen with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, or any other matters or reportable events listed in Items 304(a)(1)(v) of SEC Regulation S-K.

         Deloitte & Touche was engaged by the Company on May 21, 2002 and did not provide a report on the Company's consolidated financial statements for the fiscal year ended December 29, 2001.

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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (a) Financial statements of business acquired.

             Not applicable.

         (b) Pro forma financial information.

             Not applicable.

         (c) Exhibits

             16.1--Letter of Deloitte & Touche LLP dated August 6, 2003, concerning change in certifying accountants.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, EDAC Technologies Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    EDAC TECHNOLOGIES CORPORATION
Date: August 6, 2003
                                    By /s/Glenn L. Purple
                                       -------------------------------
                                       Glenn L. Purple
                                       Vice President-Finance, Chief
                                       Financial Officer and Secretary


                                 EXHIBIT INDEX

Exhibit
Number                                  Description
-------                                 -----------
16.1                 Letter of Deloitte & Touche LLP dated August 6, 2003.


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